SUPPLEMENT DATED MARCH 12, 2004
                         TO DREYFUS FOUNDERS FUNDS, INC.
                         PROSPECTUSES DATED MAY 1, 2003

On or about March 30, 2004, subject to regulatory approval, Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial") and the current parent company of Founders Asset Management LLC ("Founders") and The Dreyfus Corporation ("Dreyfus"), will transfer its entire interest in Founders and Dreyfus, including Dreyfus' wholly-owned subsidiary, Dreyfus Service Corporation (the distributor of the Dreyfus Founders Family of Funds), to Mellon Financial. Shortly thereafter, Mellon Financial will transfer its entire interest in Founders to Dreyfus, and Founders will become a wholly-owned subsidiary of Dreyfus Service Corporation. The reorganization will not result in a change in the control or management of Founders under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended; Founders will continue to be an indirect, wholly-owned subsidiary of Mellon Financial, just as it is currently. The reorganization is part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus and Dreyfus Founders Funds, alleging that the Investment Advisers improperly used assets of the Dreyfus and Dreyfus Founders Funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus and Dreyfus Founders Funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

In addition, another lawsuit has been filed against Dreyfus and the directors of Dreyfus Founders Funds, Inc. and two Dreyfus Funds seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees. The complaint alleges that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of the Investment Company Act of 1940 and in breach of their common law fiduciary duties. The plaintiff also seeks to enjoin Dreyfus from collecting additional 12b-1 fees from the funds and to be awarded attorneys' fees and litigation expenses.

Founders, Dreyfus and the funds believe the allegations in these lawsuits to be totally without merit and will defend the actions vigorously. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders, Dreyfus nor the funds believe that any of the pending actions will have a material adverse affect on the funds or Founders' ability to perform its contract with the funds.